UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported) January 20, 2004
                                                 ----------------

                         CALYPTE BIOMEDICAL CORPORATION.
--------------------------------------------------------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          000-20985                                     06-1226727
--------------------------------------------------------------------------------
     Commission File No.                      I.R.S. Employer Identification


1265 Harbor Bay Parkway,
Alameda, CA                                                94502
--------------------------------------------------------------------------------
Address of principal executive offices                   Zip Code


                                 (510) 749-5100
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Registrant (the "Company") announced on January 20, 2004 the appointment of Richard George as its new President and Chief Executive Officer and Richard Van Maanen as its new Vice President of Operations. The Company also announced that Jay Oyakawa had resigned from his position as President, Chief Operating Officer and as a member of the Company's Board of Directors to pursue other opportunities. Annexed hereto as Exhibit 99.1 is a copy of the press release issued by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.                        Description
                  ----------                         -----------

                  99.1                    Press release dated January 20, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Alameda, California
         January 22, 2004

                                        CALYPTE BIOMEDICAL CORPORATION
                                        (Registrant)

                                        /s/ Richard D. Brounstein
                                        -----------------------------------
                                        Richard D. Brounstein
                                        Executive Vice President and Chief
                                        Financial Officer